[Logo]                                                         Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                   December 31, 1996



MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND







                               [Graphic Omitted]

MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 1400
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
John W. Ballen*
Mark Regan*                                         For additional information,
                                                    call toll-free: 1-800-637-2262.
TREASURER
W. Thomas London*                                   CUSTODIAN
                                                    State Street Bank and Trust Company
ASSISTANT TREASURER
James O. Yost*                                      WORLD WIDE WEB
                                                    www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*




*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the six months ended December 31, 1996, the Fund provided a total return of -0.19%. This compares to a return of 11.68% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, for the same period. The Russell 2000 Total Return Index (an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ), returned 5.56%. A discussion of the Fund's performance during the reporting period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
After more than six years of expansion, the U.S. economy appears to be headed toward another year of moderate growth for 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets and price rises in such important sectors as energy could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

Stock Market
We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We also believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

Portfolio Performance and Strategy
Investor sentiment continues to be driven by two opposing forces: fears of higher inflation driven by a stronger-than-expected economy, versus a more stable and slow-growing economy with lower interest rates. We still do not see inflationary forces at the company level; in terms of excessive wage increases, shortage of labor, increasing raw material prices or ability to get price increases for end products. Technology, telecommunications, and health care continue to see unit cost declines. However, some commodity prices, notably oil, have seen significant price increases which is of concern from an inflationary viewpoint. Weakened overseas economies combined with a strong U.S. dollar will tend to restrain inflationary pressures in the U.S. economy.
    The portfolio was helped by performance in a number of areas. Technology was positive, driven by improving demand from the semiconductor area. This drove our investments in LSI Logic, as well as our holdings in the electronic design automation (EDA) area such as Cadence, Synopsis, Epic Design, and Cooper and Chyan Technology. In medical devices, the portfolio was helped by a large position in Ventritex, which accepted a buyout offer from St. Jude Medical. In the leisure area, strong performance was registered by the lodging holdings; Promus and Renaissance Hotels. Additionally, the financial services' holdings had good returns driven by the lower interest rate environment that the market had anticipated.
    The portfolio did not perform as well as we would have expected this quarter for a number of reasons. In technology, prices of most of our larger positions (outside the semiconductor area) were flat or down slightly. These included companies such as Oracle, Glenayre, Adobe, and BMC Software. At the same time, health care had a number of specific problems, again, the health maintenance organizations (HMOs) remained under pressure and two health care providers announced major setbacks which caused significant corrections. First, Mariner Health, a sub-acute care provider, announced a major change to earnings based on reimbursement issues for nursing care. Then, Riscorp, a provider of managed workers compensation, announced that it had been subpoenaed by a Florida grand jury for a campaign contribution issue. Neither event was anticipated. We have reviewed both positions since the event, and have added to the investment in Mariner Health and reduced the position in Riscorp.
    Looking forward, a number of changes have been made in the Fund's investments. We have taken advantage of the corrections in the mid-cap market and some strength in the larger cap holdings, to buy new names. The investment thesis remains the same: to identify winners as they emerge from the small-company environment and invest in them as they grow through the mid-cycle phase of their business. Some of the specific changes include: adding Viking office products as a retail holding; HCIA Corp. as a holding in health care information technology; and HBO Corp. as a holding in the health care information area. We eliminated two large technology holdings, Informix and US Robotics, at good prices because of anticipated changes in their fundamental business outlook over the next six months.
    The market's performance has been largely fueled by large-cap stocks over the last 12 months. The valuation gap (price/earnings ratio to growth rate) between the portfolio, and the S&P 500 has grown significantly.

Respectfully,

/s/ A. Keith Brodkin            /s/ John W. Ballen         /s/ Mark Regan
    A. Keith Brodkin                John W. Ballen             Mark Regan
    Chairman and President          Portfolio Manager          Portfolio Manager


January 13, 1997

PORTFOLIO MANAGERS' PROFILES

John Ballen began his career at MFS as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management and in 1995 he became Chief Equity Officer. He has been a Portfolio Manager of MFS Institutional Mid-Cap Growth Equity Fund since 1994.

Mark Regan began his career at MFS in 1989 as a research analyst. A graduate of Cornell University and the Sloan School of Management of the Massachusetts Institute of Technology, he was promoted to Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Mr. Regan has been a Portfolio Manager of MFS Institutional Mid-Cap Growth Equity Fund since 1995.

OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide long-term growth of capital and it seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations (mid-cap companies). Mid-cap companies are those companies with a market capitalization within the range of approximately $500 million to $4 billion. Generally, such companies would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to continue sustained growth.

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Mid-Cap Growth Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF DECEMBER 31, 1996
(net asset value change including reinvested distributions)

                                         6 Months      1 Year     Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                   - 0.19%     +10.42%           +11.19%
--------------------------------------------------------------------------------
Average Annual Total Return+                --        +10.42%           +11.06%
--------------------------------------------------------------------------------
S&P 500 Composite Index**                 +11.61%     +22.64%           +24.92%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index**         + 5.56%     +16.35%           +19.34%
--------------------------------------------------------------------------------
 *For the period from the commencement of investment operations, December 28,
  1995 to December 31, 1996.
**Source: CDA/Wiesenberger.
 +Source: Lipper Analytical Services.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1996
Stocks - 95.5%
-------------------------------------------------------------------------------
Issuer                                                    Shares        Value
-------------------------------------------------------------------------------
U.S. Stocks - 90.6%
    Apparel and Textiles - 1.3%
      Nine West Group, Inc.*                               4,000  $   185,500
-----------------------------------------------------------------------------
    Banks and Credit Companies - 1.5%
      Capital One Financial Corp.                          5,800  $   208,800
-----------------------------------------------------------------------------
    Business Services - 8.1%
      ADT Ltd.*                                            6,600  $   150,975
      BISYS Group, Inc.                                    2,500       92,656
      Ceridian Corp.*                                      1,600       64,800
      Computer Sciences Corp.*                             2,650      217,631
      CUC International, Inc.*                             5,670      134,663
      DST Systems, Inc.*                                   4,900      153,737
      First USA Paymentech, Inc.*                            100        3,388
      Fiserv, Inc.*                                        6,250      229,687
      Sabre Group Holding, Inc., "A"*                        100        2,788
      SPS Transaction Services, Inc.*                      6,300       96,075
                                                                  -----------
                                                                  $ 1,146,400
-----------------------------------------------------------------------------
    Cellular Telephones - 2.1%
      Telephone & Data Systems, Inc.                       8,350  $   302,688
-----------------------------------------------------------------------------
    Computer Software - Personal Computers - 4.7%
      Electronic Arts, Inc.*                              10,975  $   328,564
      Epic Design Technology, Inc.*                        1,400       35,000
      HCIA, Inc.                                           8,600      296,700
                                                                  -----------
                                                                  $   660,264
-----------------------------------------------------------------------------
    Computer Software - Systems - 10.9%
      Adobe Systems, Inc.                                  6,300  $   235,462
      BMC Software, Inc.*                                  8,100      335,137
      Cadence Design Systems, Inc.*                        5,150      204,713
      Cooper & Chyan Technology, Inc.                      6,300      206,325
      Edify Corp.*                                         2,300       36,800
      Oracle Systems Corp.*                                8,075      337,131
      Synopsys, Inc.*                                      4,350      201,188
                                                                  -----------
                                                                  $ 1,556,756
-----------------------------------------------------------------------------
    Consumer Goods and Services - 0.8%
      Department 56, Inc.*                                 4,400  $   108,900
-----------------------------------------------------------------------------
    Electronics - 1.4%
      Atmel Corp.*                                         1,600  $    53,000
      LSI Logic Corp.*                                     5,500      147,125
                                                                  -----------
                                                                  $   200,125
-----------------------------------------------------------------------------
    Entertainment - 5.0%
      Cox Radio, Inc., "A"*                                3,300  $    57,750
      Grand Casinos, Inc.*                                 5,150       69,525
      Harrah's Entertainment, Inc.*                        9,050      179,869
      Heritage Media Corp.*                               15,000      168,750
      Hollywood Entertainment Corp.*                         500        9,250
      Infinity Broadcasting Corp., "A"*                    4,500      151,312
      Showboat, Inc.                                       4,200       72,450
                                                                  -----------
                                                                  $   708,906
-----------------------------------------------------------------------------
    Financial Institutions - 10.9%
      Advanta Corp., "B"                                   4,900  $   200,288
      Countrywide Credit Industries, Inc.                  4,000      114,500
      Finova Group, Inc.                                   2,600      167,050
      First USA, Inc.                                      4,400      152,350
      Franklin Resources, Inc.                             5,000      341,875
      Green Tree Financial Corp.                           7,500      289,687
      United Companies Financial Corp.                    10,500      279,563
                                                                  -----------
                                                                  $ 1,545,313
-----------------------------------------------------------------------------
    Food and Beverages - 0.3%
      Earthgrains Co.                                        900  $    47,025
-----------------------------------------------------------------------------
    Insurance - 1.0%
      Compdent Corp.*                                      4,100  $   144,525
-----------------------------------------------------------------------------
    Medical and Health Products - 2.6%
      Ventritex, Inc.*                                    14,800  $   364,450
-----------------------------------------------------------------------------
    Medical and Health Technology and Services - 14.6%
      Coventry Corp.*                                      4,700  $    43,548
      HBO & Co.                                            2,400      142,500
      Health Management Associates, Inc., "A"*            17,050      383,625
      Healthsource, Inc.*                                 12,000      157,500
      HEALTHSOUTH Corp.*                                   4,920      190,035
      Manor Care, Inc.                                     1,750       47,250
      Mariner Health Group, Inc.*                         17,700      148,238
      Pacificare Health Systems, Inc., "A"*                4,150      337,187
      Riscorp, Inc., "A"*                                 11,600       42,050
      St. Jude Medical, Inc.*                              1,650       70,331
      United Healthcare Corp.                              9,650      434,250
      Vivra, Inc.*                                         2,500       69,063
                                                                  -----------
                                                                  $ 2,065,577
-----------------------------------------------------------------------------
    Oils
      Titan Exploration, Inc.*                               600  $     7,200
-----------------------------------------------------------------------------
    Railroads - 3.3%
      Kansas City Southern Industries, Inc.                1,800  $    81,000
      Wisconsin Central Transportation Corp.*              9,650      382,381
                                                                  -----------
                                                                  $   463,381
-----------------------------------------------------------------------------
    Restaurants and Lodging - 5.8%
      Applebee's International, Inc.*                      5,100  $   140,250
      Buffets, Inc.*                                       5,500       50,188
      Choice Hotels Holdings, Inc.*                        1,750       30,844
      HFS, Inc.*                                           6,150      367,462
      Promus Hotel Corp.*                                  5,750      170,344
      Renaissance Hotel Group*                             2,500       58,750
                                                                  -----------
                                                                  $   817,838
-----------------------------------------------------------------------------
    Stores - 8.3%
      Ann Taylor Stores Corp.*                             6,200  $   108,500
      AutoZone, Inc.*                                      2,650       72,875
      General Nutrition Cos., Inc.*                       12,300      207,562
      Gymboree Corp.*                                     11,200      256,200
      Office Depot, Inc.*                                 14,100      250,275
      Rite Aid Corp.                                       2,900      115,275
      Viking Office Products, Inc.*                        6,100      162,794
                                                                  -----------
                                                                  $ 1,173,481
-----------------------------------------------------------------------------
    Telecommunications - 8.0%
      Aerial Communications, Inc.*                        10,100  $    82,063
      Ascend Communications, Inc.*                         1,100       68,338
      Cable Design Technologies Corp.*                     8,700      270,787
      Cabletron Systems, Inc.*                            12,000      399,000
      Glenayre Technologies, Inc.*                        14,200      306,187
                                                                  -----------
                                                                  $ 1,126,375
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $12,833,504
-----------------------------------------------------------------------------
Foreign Stocks - 4.9%
    Canada - 3.7%
      Loewen Group, Inc. (Business Services)               9,100  $   356,037
      Loewen Group, Inc. (Business Services)##             1,000       39,043
      Rogers Cantel Mobile Communications, Inc., "B"*
          (Telecommunications)                             6,800      131,750
                                                                  -----------
                                                                  $   526,830
-----------------------------------------------------------------------------
    United Kingdom - 1.2%
      Danka Business Systems, ADR (Business
        Services)                                          4,700  $   166,262
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $   693,092
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,665,973)                       $13,526,596
-----------------------------------------------------------------------------

Convertible Preferred Stock
-----------------------------------------------------------------------------
      Times Mirror Co., "B" (Printing and Publishing)
        (Identified Cost, $155)                                6  $       167
-----------------------------------------------------------------------------

Short-Term Obligation - 6.6%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
      Student Loan Marketing Assn., 1/02/97
        at Amortized Cost                                   $930  $   929,839
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $14,595,967)                  $14,456,602

Other Assets, Less Liabilities - (2.1)%                              (296,358)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $14,160,244
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $14,595,967)           $14,456,602
  Cash                                                                 5,545
  Receivable for investments sold                                     88,976
  Receivable from investment adviser                                  49,016
  Dividends receivable                                                 3,318
  Deferred organization expenses                                       5,564
                                                                 -----------
      Total assets                                               $14,609,021
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $   425,874
  Payable to affiliates --
    Management fee                                                       686
  Accrued expenses and other liabilities                              22,217
                                                                 -----------
      Total liabilities                                          $   448,777
                                                                 -----------
Net assets                                                       $14,160,244
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $14,237,065
  Unrealized depreciation on investments                            (139,365)
  Accumulated undistributed net realized gain on investments          57,907
  Accumulated undistributed net investment income                      4,637
                                                                 -----------
      Total                                                      $14,160,244
                                                                 ===========
Shares of beneficial interest outstanding                         1,306,135
                                                                  =========
Net asset value, redemption price, and offering price per share
  (net assets of $14,160,244 / 1,306,135 shares of beneficial
  interest outstanding)                                             $10.84
                                                                    ======
See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended December 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $  32,937
    Dividends                                                             9,542
                                                                      ---------
      Total investment income                                         $  42,479
                                                                      ---------

  Expenses -
    Management fee                                                    $  35,275
    Trustees' compensation                                                2,180
    Shareholder servicing agent fee                                         433
    Auditing fees                                                        18,387
    Custodian fee                                                         2,599
    Amortization of organization expenses                                   703
    Legal fees                                                              123
    Miscellaneous                                                         1,443
                                                                      ---------
      Total expenses                                                  $  61,143
    Fees paid indirectly                                                   (822)
    Preliminary reduction of expenses by investment adviser             (22,479)
                                                                      ---------
      Net expenses                                                    $  37,842
                                                                      ---------
        Net investment income                                         $   4,637
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment transactions    $ 276,600
  Change in unrealized depreciation on investments                     (188,112)
                                                                      ---------
    Net realized and unrealized gain on investments                   $  88,488
                                                                      ---------
      Increase in net assets from operations                          $  93,125
                                                                      =========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                             Six Months Ended
                                            December 31, 1996      Period Ended
                                                  (Unaudited)    June 30, 1996*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                    $     4,637        $   (6,263)
  Net realized gain on investments                    276,600           143,437
  Net unrealized gain (loss) on investments          (188,112)           48,747
                                                  -----------        -----------
    Increase in net assets from operations        $    93,125        $  185,921
                                                  -----------        -----------
Distributions declared to shareholders from
  net realized gain on investments                $  (355,867)       $    --
                                                  -----------        -----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 6,003,643        $5,000,100
  Net proceeds from subscriptions in kind             --              2,963,332
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                     269,980           --
                                                  -----------        ----------
    Increase in net assets from Fund share
      transactions                                $ 6,273,623        $7,963,432
                                                  -----------        ----------
      Total increase in net assets                $ 6,010,881        $8,149,353
Net assets:
  At beginning of period                            8,149,363                10
                                                  -----------        ----------
  At end of period (including accumulated
    undistributed net investment income of
    $4,637 and $0, respectively).                 $14,160,244        $8,149,363
                                                  ===========        ==========

*For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                             Six Months Ended
                                            December 31, 1996       Period Ended
                                                  (Unaudited)     June 30, 1996*
-------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $11.13         $10.00
                                                       ------         ------
Income from investment operations# -
  Net investment income (loss)(S)                      $ --           $(0.01)
  Net realized and unrealized gain (loss)
    on investments                                      (0.01)**        1.14
                                                       ------         ------
    Total from investment operations                   $(0.01)        $ 1.13
                                                       ------         ------

Less distributions declared to
  shareholders from net realized gain on
  investments                                          $(0.28)        $ --
                                                       ------         ------
Net asset value - end of period                        $10.84         $11.13
                                                       ======         ======
Total return                                          (0.19)%++       11.30%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.65%+         0.70%+
  Net investment income (loss)                          0.08%+       (0.25)%+
Portfolio turnover                                        57%            33%
Average commission rate###                            $0.0474        $0.0505
Net assets at end of period (000 omitted)             $14,160        $ 8,149

   * For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.
 ** The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets effective May 3, 1996. During the period December 28, 1995 to May 3, 1996, the adviser agreed to maintain the expenses at not more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:
    Net investment loss                               $ --           $ (0.09)
    Ratios (to average net assets):
      Expenses##                                        1.05%+         2.59%+
      Net investment income (loss)                      0.34%+       (2.14)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional Mid-Cap Growth Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual effective rate of 0.60% of average daily net assets.

MFS has voluntarily agreed to pay all of the Fund's operating expenses such that the aggregate expenses do not exceed 0.65% of its daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $11,617,440 and $5,887,164, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $14,595,967
                                                                    ===========
Gross unrealized appreciation                                       $   843,326
Gross unrealized depreciation                                          (982,691)
                                                                    -----------
    Net unrealized depreciation                                     $  (139,365)
                                                                    ===========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Six Months Ended               Period Ended
                                                   December 31, 1996              June 30, 1996*
                                                   -----------------------------  -------------------------
                                                    Shares           Amount        Shares           Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                        549,230       $6,003,643       435,550       $5,000,100
Subscriptions in kind                               --             --             296,333        2,963,332
Shares issued to shareholders in reinvestment
  of distributions                                  25,021          269,980        --             --
                                                   -------       ----------       -------       ----------
                                                   574,251       $6,273,623       731,883       $7,963,432
                                                   =======       ==========       =======       ==========

*For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1996 was $75.
                     ------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.